Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of October 10, 2003 among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION II, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS")(Curative Health Services, Inc., eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare and CPS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Lenders party to the Credit Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender.

                               Statement of Facts

      A. Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated June 9, 2003 (as amended by that certain Consent and First Amendment to Credit Agreement, dated as of July 11, 2003, by and among the Borrowers, Lenders and Agent, the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available a term loan and a revolving credit facility to Borrowers, subject to the terms and conditions contained in the Credit Agreement.

      B. The parties hereto desire to enter into this Amendment to amend the definitions of Revolving Credit Commitment and Term Loan Commitment, among other things.

                               Statement of Terms

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, including without limitation Section 4 hereof, the Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Acquisition", "Revolving Credit Commitment" and "Term Loan Commitment" in their entirety and substituting in lieu thereof the following new definitions to read in their entirety as follows:

                  "Acquisition" means the purchase by any Credit Party of: (i)
            any company, limited liability company, association, partnership or other organization that is engaged in any business that is not materially different than the businesses engaged in by the Credit Parties on the Closing Date; (ii) all or substantially all of the assets of any such Person or (iii) a business line of any Person which business line is related to the business line of the Borrowers.

                  "Revolving Credit Commitment" means: (a) as to any Lender (i)
            for the period from the Closing Date through but not including July 11, 2003, a commitment in the amount of $15,000,000 held by GE Capital, as sole Lender, (ii) for the period on and after July 11, 2003 through but not including the Second Amendment Effective Date, a commitment in the amount of $20,000,000 held by GE Capital, as sole Lender, and (iii) for the period on and after the Second Amendment Effective Date, as to any Lender listed on the signature pages to the Second Amendment, the amount (if any) set forth thereon opposite the name of such Lender under the heading "Revolving Credit Commitment"; (b) with respect to any assignee of a Revolving Credit Commitment, the amount of the transferor Lender's Revolving Credit Commitment assigned to such assignee pursuant to Section 11.6; and
            (c) as to all Lenders having a Revolving Credit Commitment, the aggregate commitment of all Lenders to make Revolving Credit Advances, which aggregate commitment shall be (i) $15,000,000 for the period from the Closing Date through but not including July 11, 2003, (ii) $20,000,000 for the period on and after July 11, 2003 through but not including the Second Amendment Effective Date, and
            (iii) $15,000,000 on and after the Second Amendment Effective Date, as such amount may be reduced from time to time pursuant to Section
            2.8 or changed as a result of an assignment pursuant to Section
            11.6. The term "Revolving Credit Commitment" does not include the Swingline Commitment.

                  "Term Loan Commitment" means: (a) as to any Lender (i) for the period from the Closing Date through but not including the Second Amendment Effective Date, a commitment in the amount of $20,000,000 held by GE Capital, as sole Lender, and (ii) for the period on and after the Second Amendment Effective Date, as to any Lender listed on the signature pages to the Second Amendment, the amount (if any) set forth opposite the name of such Lender under the heading "Term Loan Commitment"; (b) with respect to any assignee of a Term Loan Commitment, the amount of the transferor Lender's Term Loan Commitment assigned to such assignee pursuant to Section 11.6, and
            (c) as to all Lenders with a Term Loan Commitment, the aggregate commitment of all Lenders to make the Term Loan, which aggregate commitment shall be (i) $20,000,000 on the Closing Date, and (ii) $25,000,000 on and after the Second Amendment Effective Date. After any Term Loan advance to be made pursuant to the Second Amendment, each reference to a Lender's Term Loan Commitment shall refer to the outstanding principal amount of that Lender's Term Loan.

      (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Indenture", "Original Note Issuance Date", "Senior Subordinated Debt" and "Senior Subordinated Notes" in their entirety.

      (c) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions for "Second Amendment" and "Second Amendment Effective Date" to read in their entirety as follows:

                  "Second Amendment" means that certain Second Amendment to
            Credit Agreement dated as of October 10, 2003, by and among Borrowers, Agent and Lenders.

                  "Second Amendment Effective Date" means October 10, 2003.

      (d) Section 2.1(b) of the Credit Agreement is hereby amended by deleting the first sentence of such section in its entirety and substituting in lieu thereof the following new sentence to read in its entirety as follows:

      Upon the terms and subject to the conditions set forth herein (i) on the Closing Date, each Lender, severally and not jointly, agrees to advance funds to the Borrowers (each a "Closing Date Term Loan") in a principal amount equal to its Term Loan Commitment as of the Closing Date not to exceed $20,000,000 in the aggregate for all Lenders, and (ii) on and after the Second Amendment Effective Date, each Lender, severally and not jointly, agrees to advance funds to the Borrowers (each a "Post-Closing Date Term Loan"; together with the Closing Date Term Loan referred to herein collectively as the "Term Loan") in an aggregate principal amount for all such Lenders of $5,000,000.

      (e) Section 7.13 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

          Section 7.13. Capital Expenditures. The Credit Parties will not make or commit to make any Capital Expenditures in excess of (a) $6,500,000 in the aggregate during the 2003 Fiscal Year and (b) $5,000,000 in the aggregate during any Fiscal Year thereafter.

      (f) Section 7.21 of the Credit Agreement is hereby amended by deleting such Section in its entirety.

      (g) Section 8.1(l) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

            (l) a Change of Control shall occur;

      (h) Section 8.1 of the Credit Agreement is hereby amended by deleting
Section 8.1(u) in its entirety.

      (h) Disclosure Schedule 1.1 (Permitted Restructuring) of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof the Disclosure Schedule 1.1 (Permitted Restructuring) attached hereto as Exhibit A.

Except for the amendments set forth above in this Section 1, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of Borrowers' or any other Credit Party's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Agent's security interests in, security titles to or other liens on any Collateral for the Obligations.

      2. Consent Revocation. The parties hereto hereby agree that the consent granted by the Agent and Lenders in Section 2 of the First Amendment is and shall hereby be deemed null and void ab initio and of no further force and effect.

      3. Covenant Revocation. The parties hereto hereby agree that the covenants made by the Borrowers in Section 3 of the First Amendment are and shall hereby be deemed null and void ab initio and of no further force and effect.

      4. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to the Agent and the Lenders that (a) this Amendment and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrowers and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrowers or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

      5. Conditions to Effectiveness. This Amendment shall be effective as of the date of this Amendment upon the satisfaction in full of each of the following conditions:

            (a) the Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by the Agent, each of the Required Lenders, and the Borrowers;

            (b) the Agent shall have received counterparts of the attached Confirmation of Guaranty, duly executed by each other Credit Party; and

            (c) Agent shall have received a Term Note in the aggregate principal amount of $5,000,000 duly executed by each of the Borrowers and payable to the order of GE Capital, in form and substance satisfactory to Agent.

      6. Additional Agreements and Acknowledgements. The parties hereto hereby acknowledge and agree that upon the effectiveness of this Amendment, (a) the entire Post-Closing Date Term Loan in an aggregate principal amount of $5,000,000 will be deemed to have been made by Lender to Borrowers on the Second Amendment Effective Date, (b) the Term Loan advance made on the Closing Date in the amount of $20,000,000 and the Post-Closing Date Term Loan in the amount of $5,000,000 shall constitute one general obligation of Borrower and be deemed to be the Term Loan, and (c) the entire proceeds of the Post-Closing Date Term Loan will be applied by Lender to the repayment of outstanding Revolving Credit Advances (without any reduction in the Revolving Credit Commitment). Each of the Borrowers hereby directs Lender to apply the proceeds of the Post-Closing Date Term Loan to the repayment of outstanding Revolving Credit Advances as provided for in clause (c) of the immediately preceding sentence.

      6. Reimbursement of Expenses. Each Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      8. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      9. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      10. Effect of this Amendment. Except as specifically amended or modified pursuant to Section 1 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

      11. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:


                                        CURATIVE HEALTH SERVICES, INC.

                                        By:    /s/ Thomas Axmacher
                                               -------------------------------
                                        Name:  Thomas Axmacher
                                        Title: Chief Financial Officer


                                        EBIOCARE.COM, INC.

                                        By:    /s/ Thomas Axmacher
                                               -------------------------------
                                        Name:  Thomas Axmacher
                                        Title: Treasurer


                                        HEMOPHILIA ACCESS, INC.

                                        By:    /s/ Nancy F. Lanis
                                               -------------------------------
                                        Name:  Nancy F. Lanis
                                        Title: Secretary and Treasurer


                                        APEX THERAPEUTIC CARE, INC.

                                        By:    /s/ Thomas Axmacher
                                               -------------------------------
                                        Name:  Thomas Axmacher
                                        Title: Chief Financial Officer


                                        CHS SERVICES, INC.

                                        By:    /s/ Thomas Axmacher
                                               -------------------------------
                                        Name:  Thomas Axmacher
                                        Title: Treasurer

            [Signature page to Second Amendment to Credit Agreement]

                             CURATIVE HEALTH SERVICES OF NEW YORK, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             OPTIMAL CARE PLUS, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             INFINITY INFUSION, LLC

                             By: Curative Health Services, Inc., its Sole Member

                             By:    /s/ Nancy F. Lanis
                                    ----------------------------------
                             Name:  Nancy F. Lanis
                             Title: Secretary and Manager


                             INFINITY INFUSION II, LLC

                             By: Curative Health Services, Inc., its Sole Member

                             By:    /s/ Nancy F. Lanis
                                    ----------------------------------
                             Name:  Nancy F. Lanis
                             Title: Secretary and Manager

            [Signature page to Second Amendment to Credit Agreement]

                             INFINITY INFUSION CARE, LTD.

                             By: Infinity Infusion II, LLC, its Sole General Partner


                             By: Curative Health Services, Inc., the Sole Member of Infinity Infusion II, LLC

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Chief Financial Officer


                             MEDCARE, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             CURATIVE PHARMACY SERVICES, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer

            [Signature page to Second Amendment to Credit Agreement]

                                                AGENT AND REQUIRED LENDERS:

                                                GENERAL ELECTRIC CAPITAL
                                                CORPORATION, as Lender and Agent


Revolving Credit Commitment:                    By:   /s/ Steve Warner
$15,000,000                                           ----------------
Term Loan                                       Name: Steve Warner
Commitment: $25,000,000                         Its Duly Authorized Signatory

            [Signature page to Second Amendment to Credit Agreement]

                            CONFIRMATION OF GUARANTY

      Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Second Amendment to Credit Agreement and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

      As of this 10th day of October, 2003.


                                           CURATIVE HEALTH SERVICES CO.

                                           By:    /s/ Thomas Axmacher
                                                  ----------------------------
                                           Name:  Thomas Axmacher
                                           Title: Treasurer


                                           CURATIVE HEALTH SERVICES III CO.

                                           By:    /s/ Thomas Axmacher
                                                  ----------------------------
                                           Name:  Thomas Axmacher
                                           Title: Treasurer

                  [Signature page to Confirmation of Guaranty]

                             DISCLOSURE SCHEDULE 1.1

                             PERMITTED RESTRUCTURING

Each Borrower hereby represents and warrants to Agent and Lenders that set forth below in this Disclosure Schedule 1.1 is a true, correct and complete description of the proposed Permitted Restructuring.

1. On or about August 19, 2003 Curative Health Services, Inc., a Minnesota corporation ("CHS") will complete a holding company reorganization in accordance with Section 302A.626 of the Minnesota Business Corporation Act.

2. The holding company organizational structure will be completed pursuant to a Plan of Merger, dated as of August 15, 2003 (the "Plan of Merger"), by and among Curative Holding Co., a Minnesota corporation and a wholly owned subsidiary of CHS ("Curative Holding"), CHS, and Curative Health Services Co., a Minnesota corporation and a wholly owned subsidiary of Curative Holding ("Merger Sub"). The Plan of Merger provides for the merger (the "Merger") of Merger Sub with and into CHS, with CHS as the surviving corporation with the name "Curative Health Services Co." Pursuant to Section 302A.626 (subd. 2) of the Minnesota Business Corporation Act, shareholder approval is not required for the Merger. As a result of the Merger, CHS will become a wholly owned subsidiary of Curative Holding. Prior to the Merger, Curative Holding will execute and deliver to Agent a Guaranty and a security agreement and pledge agreement, all in form and substance satisfactory to Agent, pursuant to which Curative Holdings will become a Guarantor and will grant to Agent a valid first priority lien on all of its assets (including Stock of any Subsidiaries)

3. Immediately following the completion of the Merger, Curative Holding will change its name from "Curative Holding Co." to "Curative Health Services, Inc." by means of a merger (the "Name Change Merger") with Curative Health Services IV Co., a Minnesota corporation and a wholly owned subsidiary of Curative Holding. Curative Holding will be the survivor of such Merger.

4. By virtue of the Merger, each share of CHS's outstanding common stock will be automatically converted, on a share for share basis, into one share of common stock of Curative Holding. Shareholder approval of this conversion is not required under Applicable Law. As a result, each shareholder of CHS will become the owner of an identical number of shares of common stock of Curative Holding. Additionally, each outstanding option to purchase shares of CHS's common stock will automatically convert into an option to purchase, upon the same terms and conditions, an identical number of shares of Curative Holding's common stock. The conversion of shares of capital stock in the Merger will occur without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of CHS are deemed to represent the same number of shares of capital stock in Curative Holding. Curative Holding's common stock will be listed on The NASDAQ Stock Market under the symbol "CURE". Immediately following the Merger, each of CHS and Curative Holding will file a Form 8-K declaring Curative Holding as the successor issuer to CHS. In addition, Curative Holding will file post-effective amendments to each active CHS S-8 and S-3, by which Curative Holding shall assume the registration statements.

5. In accordance with Section 302A.626 (subd. 7) of the Minnesota Business Corporation Act, the provisions of the articles of incorporation and bylaws of Curative Holding and CHS shall be identical prior to and immediately after giving effect to the Merger; provided, however, that provisions dealing with the corporate name and capitalization shall differ as permitted by Section 302A.626 (subd 3) (8) of the Minnesota Business Corporation Act, and the articles of incorporation of CHS after the Merger shall have a parent company shareholder voting provision not present in the articles of incorporation of

Curative Holding as required by Section 302A.626 (subd. 3)((8)(i) of the Minnesota Business Corporation Act. The authorized capital stock of Curative Holding immediately after the Merger shall be identical to that of CHS immediately prior to the Merger, and the designations, rights, powers and preferences of such capital stock of Curative Holding immediately after the Merger and the qualifications, limitations and restrictions thereof shall also be identical to that of CHS immediately prior to the Merger. The directors and executive officers of Curative Holding are the same individuals who are serving in such capacities on behalf of CHS immediately prior to the Merger. The holding company reorganization is tax free to CHS, CHS's shareholders and Curative Holding and its consolidated subsidiaries.

6. Immediately following the Merger, CHS will assign to Curative Holding all of CHS's rights, titles, interests and obligations and Curative Holding will assume all of CHS's rights, titles, interests and obligations, under the Rights Agreement, dated as of October 25, 1995, by and between CHS and Wells Fargo Bank Minnesota, N.A., successor to Norwest Bank Minnesota, National Association, as Rights Agent (the "Rights Agreement"). As a result of the Merger, rights to purchase shares of CHS's Series A junior participating preferred stock pursuant to the Rights Agreement will be exchanged for rights to purchase shares of Curative Holding's Series A junior participating preferred stock pursuant to the Rights Agreement (the "Rights"). Until the occurrence of certain events specified in the Rights Agreement, the Rights will be represented by the outstanding shares of Curative Holding's common stock in respect of which the rights are issued, will not be transferable separately from the associated shares of Curative Holding's common stock and are automatically transferred upon transfer of the associated common stock.

7. Immediately following the Merger, CHS will assign to Curative Holding and Curative Holding will assume all of CHS's obligations under those certain existing unsecured subordinated convertible notes of CHS (collectively, the "Convertible Notes"). This assignment will not (a) require the consent of the holders of Convertible Notes under the terms of such notes or the related documents and agreements pursuant to which they were issued, (b) result in any default or event of default (by virtue of change of control or otherwise) or the acceleration of the maturity of any Convertible Notes or the indebtedness evidenced thereby, and (c) will not invalidate any of the terms of the subordination agreements relating to the Convertible Notes to which such holders are a party or otherwise impair in any manner adverse to Agent and Lenders the subordination of the Convertible Notes provided for therein, and after giving effect to such assignment the obligations of Curative Holdings as assignee of CHS in respect of the Convertible Notes shall be subordinated on terms satisfactory to Agent and Lenders to the Obligations owing by Curative Holdings to Agent and Lenders under the Loan Documents.

8. Immediately following the Merger, Curative Holding will become a named party to certain insurance policies of CHS.

9. On or about August 21, 2003, CHS transferred all outstanding shares of Curative Health Services of New York, Inc. to Curative Holding in exchange for 261,434 shares of common stock of Curative Holding (the "Holding Shares')

10. On the earlier to occur of December 31, 2003 or the sale of the woundcare business, Curative Holding will assume all of CHS's obligations under certain employment and related agreements with executive officers of Curative Holding.

11. It is intended that sometime following the Merger and after receipt of a favorable private letter ruling from the IRS, (a) all assets owned by CHS not directly related to the conduct of the woundcare business will be transferred to Curative Holding, (b) the stock of all Subsidiaries owned by CHS (collectively, the "CHS Subsidiaries") and (c) the Holding Shares will be contributed by CHS to Curative Health Services III Co., a Minnesota corporation and a wholly owned subsidiary of CHS ("Stock Sub"). Prior to the contribution by CHS of assets, the stock of its Subsidiaries and the Holding Shares to Stock Sub and the merger of Stock Sub with Curative Holding, Stock Sub will execute and deliver to Agent a Guaranty and a security agreement and pledge agreement, all in form and substance satisfactory to Agent, pursuant to which Stock Sub will become a Guarantor.

12. It is intended that following the subsidiary stock transfer described in 9 above, Stock Sub will merge with and into Curative Holding, with Curative Holding being the survivor of such merger (the "Stock Sub Merger") and Stock Sub will cease to exist. Following the Stock Sub Merger, Curative Holding shall be the direct owner of all of the stock of the CHS Subsidiaries.

                                    TERM NOTE

October 10, 2003                                              New York, New York
                                                                      $5,000,000

FOR VALUE RECEIVED, the undersigned, CURATIVE HEALTH SERVICES, INC., a Minnesota corporation, EBIOCARE.COM, INC., a Delaware corporation, HEMOPHILIA ACCESS, INC., a Tennessee corporation, APEX THERAPEUTIC CARE, INC., a California corporation, CHS SERVICES, INC., a Delaware corporation, CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation, OPTIMAL CARE PLUS, INC., a Delaware corporation, INFINITY INFUSION, LLC, a Delaware limited liability company, INFINITY INFUSION II, LLC, a Delaware limited liability company, INFINITY INFUSION CARE, LTD., a Texas limited partnership, MEDCARE, INC., a Delaware corporation, CURATIVE PHARMACY SERVICES, INC., a Delaware corporation (the collectively, the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 201 High Ridge Road, Stamford, Connecticut 06927, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of Five Million Dollars ($5,000,000). Borrowers further promise to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate or rates from time to time applicable to the Term Loan as determined in accordance with the Credit Agreement. All capitalized terms used but not otherwise defined herein have the meanings given to them in Section 1.1 of the Credit Agreement.

This Term Note is one of the Term Notes issued pursuant to that certain Credit Agreement dated as of June 9, 2003 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Borrower Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference. If any payment on this Term Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, the entire principal amount this Term Note, together with accrued interest thereon, may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

Time is of the essence of this Term Note. Except as expressly required in the Credit Agreement, demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers. Borrowers further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Agent and Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE. Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Term Note shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in the Term Loan or in its commitment to make the Term Loan as permitted by the Credit Agreement. The provisions of this Term Note shall be binding upon and inure to the benefit of such successors and assigns, except that no Borrower may assign its rights or obligations. Borrowers' successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for any Borrower.

      [Remainder of page intentionally left blank; signature pages follow]

                                    CURATIVE HEALTH SERVICES, INC.

                                    By:    /s/ Thomas Axmacher
                                           ------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Chief Financial Officer


                                    EBIOCARE.COM, INC.

                                    By:    /s/ Thomas Axmacher
                                           ------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    HEMOPHILIA ACCESS, INC.

                                    By:    /s/ Nancy F. Lanis
                                           ------------------------------
                                    Name:  Nancy F. Lanis
                                    Title: Secretary and Treasurer


                                    APEX THERAPEUTIC CARE, INC.

                                    By:    /s/ Thomas Axmacher
                                           ------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Chief Financial Officer


                                    CHS SERVICES, INC.

                                    By:    /s/ Thomas Axmacher
                                           ------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer

                             CURATIVE HEALTH SERVICES OF NEW YORK, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             OPTIMAL CARE PLUS, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             INFINITY INFUSION, LLC

                             By: Curative Health Services, Inc., its Sole Member

                             By:    /s/ Nancy F. Lanis
                                    ----------------------------------
                             Name:  Nancy F. Lanis
                             Title: Secretary and Manager


                             INFINITY INFUSION II, LLC

                             By: Curative Health Services, Inc., its Sole Member

                             By:    /s/ Nancy F. Lanis
                                    ----------------------------------
                             Name:  Nancy F. Lanis
                             Title: Secretary and Manager

                             INFINITY INFUSION CARE, LTD.

                             By: Infinity Infusion II, LLC, its Sole General Partner


                             By: Curative Health Services, Inc., the Sole Member of Infinity Infusion II, LLC

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Chief Financial Officer


                             MEDCARE, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer


                             CURATIVE PHARMACY SERVICES, INC.

                             By:    /s/ Thomas Axmacher
                                    ----------------------------------
                             Name:  Thomas Axmacher
                             Title: Treasurer